Exhibit 99.1

Amber Road Announces Fourth Quarter and Full Year 2018 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--February 11, 2019--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2018.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “Q4 was a strong quarter for Amber Road, exceeding the high end of both our revenue and profit guidance. Strength in the quarter was driven by accelerating subscription growth rates. For the full year 2018, I am pleased to report that we generated $3.3 million in cash flow from operations. We also had very strong Adjusted EBITDA of $5.4 million or a 6.3% margin, a significant improvement from break-even in the prior year. We have built a business that is financially strong with improving levels of profit and cash flow. We believe in 2019 and beyond, we can continue to deliver against these key metrics by taking advantage of opportunities in global trade, bringing more focus to our sales and marketing efforts, driving expansion into new markets, and returning subscription revenue growth to the double-digit levels exiting the year.”

Fourth Quarter 2018 Financial Highlights

Revenue

  Total revenue was $21.9 million, an increase compared to $20.6 million for the comparable period of 2017.
  Subscription revenue was $16.3 million, an increase compared to $14.9 million for the comparable period of 2017.
  Professional services revenue was $5.6 million, a decrease compared to $5.7 million for the comparable period of 2017.

Operating Income (Loss)

  GAAP operating loss was $(2.1) million, compared to $(1.9) million for the comparable period of 2017.
  Non-GAAP adjusted operating income (loss)(1) was $0.4 million, compared to $(0.1) million for the comparable period of 2017.

Net Loss

  GAAP net loss was $(2.6) million, compared to $(1.8) million for the comparable period of 2017.
  GAAP basic and diluted net loss per share was $(0.09), compared to $(0.07) for the comparable period of 2017, based on 28.1 million and 27.5 million basic and diluted weighted average shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(86,526), compared to $(10,292) for the comparable period of 2017.
  Non-GAAP adjusted net loss per share was $0.00, compared to $0.00 for the comparable period of 2017, based on 28.1 million and 27.5 million basic and diluted weighted average shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $1.6 million, compared to $1.3 million for the comparable period of 2017.

Full Year 2018 Financial Highlights

Revenue

  Total revenue was $85.2 million, an increase compared to $79.1 million in 2017.
  Subscription revenue was $62.6 million, an increase compared to $58.5 million in 2017.
  Professional Services revenue was $22.5 million, an increase compared to $20.6 million in 2017.

Operating Income (Loss)

  GAAP operating loss was $(11.8) million, compared to $(11.4) million in 2017.
  Non-GAAP adjusted operating income (loss)(1) was $0.4 million, compared to $(5.3) million in 2017.

Net Loss

  GAAP net loss was $(13.6) million, compared to $(13.0) million in 2017.
  GAAP basic and diluted net loss per common share was $(0.49), compared to $(0.47) in 2017, based on 27.8 million and 27.4 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(1.3) million, compared to $(6.9) million in 2017.
  Non-GAAP adjusted net loss per common share was $(0.05), compared to $(0.25) in 2017, based on 27.8 million and 27.4 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $5.4 million for 2018 and $0.1 million for the comparable period of 2017.

Effect of Accounting Standards Codification (ASC) 606 versus ASC 605

The table below shows the effects of the adoption of ASC 606 versus ASC 605 on our consolidated financial statements for the three months and year ended December 31, 2018 for the following items:

	Three Months Ended December 31, 2018			Year Ended December 31, 2018
(in millions, except per share info)	With Adoption of ASC 606	Without Adoption of ASC 606	Effect of Change Higher/ (Lower)	With Adoption of ASC 606	Without Adoption of ASC 606	Effect of Change Higher/ (Lower)
Total revenue	$21.9	$21.7	$0.2	$85.2	$85.1	$0.1
Non-GAAP adjusted income (loss) from operations	$0.4	$0.1	$0.3	$0.4	$(0.3)	$0.8
Non-GAAP net income (loss) per share, basic and diluted	$0.00	$(0.01)	$0.01	$(0.05)	$(0.07)	$0.02

Balance Sheet and Cash Flow

  Cash and cash equivalents at December 31, 2018 were $7.5 million, compared to $9.4 million at September 30, 2018 and $9.4 million at December 31, 2017.
  Cash provided by operating activities was $3.3 million for the year ended December 31, 2018, compared to cash used in operating activities of $(0.7) million for the year ended December 31, 2017.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating income (loss) and net loss, and of GAAP net loss to Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of February 11, 2019, Amber Road is issuing guidance for the first quarter and full year 2019. Refer to the reconciliation of GAAP guidance to non-GAAP guidance tables at the end of this release for details on non-GAAP adjustments.

We anticipate first quarter and full-year 2019 results to be in the following ranges:

	First Quarter		Full Year
(in millions, except per share info)	Low	High	Low	High
Revenue	$20.3	$20.9	$88.7	$91.7
Non-GAAP adjusted income (loss) from operations	$(0.7)	$(0.1)	$0.0	$3.0
Non-GAAP net income (loss) per share, basic and diluted	$(0.04)	$(0.02)	$(0.06)	$0.04
Assumed weighted average shares outstanding - basic	28.3	28.3	29.0	29.0
Assumed weighted average shares outstanding - diluted	28.3	28.3	29.0	32.4

Endnote:

(1) For 2018, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation. For 2017, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation and change in fair value of contingent consideration liability.

Conference Call Information

Amber Road will host a conference call on Monday, February 11, 2019 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s fourth quarter financial results and its business outlook. To access this call, dial (888)-394-8218 (domestic) or (323)-794-2588 (international). The conference ID is 9818081. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available until February 18, 2019 at (844)-512-2921 (domestic) or (412)-317-6671 (international). The replay pass code is 9818081. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically transform the way companies conduct global trade. As a leading provider of cloud-based global trade management (GTM) software, trade content and training, we help companies all over the world create value through their global supply chain by improving margins, achieving greater agility and lowering risk. We do this by creating a digital model of the global supply chain that enables collaboration between buyers, sellers and logistics companies. We replace manual and outdated processes with comprehensive automation for global trade activities, including sourcing, supplier management, production tracking, transportation management, supply chain visibility, import and export compliance, and duty management. We provide rich data analytics to uncover areas for optimization and deliver a platform that is responsive and flexible to adapt to the ever-changing nature of global trade.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided non-GAAP financial measures and non-GAAP guidance within this press release including non-GAAP adjusted operating and net income (loss) and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net income (loss), and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation and changes in the fair value of contingent consideration liability. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Unaudited)

	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$7,514,719	$9,360,601
Accounts receivable, net	17,171,777	16,957,044
Unbilled receivables	1,004,447	884,104
Deferred commissions	4,023,473	4,400,015
Prepaid expenses and other current assets	1,977,662	1,715,534
Total current assets	31,692,078	33,317,298
Property and equipment, net	10,132,808	9,370,104
Goodwill	43,731,942	43,768,269
Other intangibles, net	3,953,582	4,999,885
Deferred commissions	9,092,591	6,734,326
Deposits and other assets	1,499,976	1,180,163
Total assets	$100,102,977	$99,370,045
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,110,956	$2,650,582
Accrued expenses	9,509,165	7,589,482
Current portion of capital lease obligations	1,263,375	1,352,456
Deferred revenue	35,144,355	37,812,239
Current portion of term loan, net of discount	714,745	714,391
Total current liabilities	48,742,596	50,119,150
Capital lease obligations, less current portion	1,197,399	1,461,101
Deferred revenue, less current portion	265,324	1,830,706
Term loan, net of discount, less current portion	12,054,490	12,839,392
Revolving credit facility	6,000,000	6,000,000
Other noncurrent liabilities	1,808,479	1,619,744
Total liabilities	70,068,288	73,870,093
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 27,841,498 and 27,288,985 shares at December 31, 2018 and 2017, respectively	27,842	27,289
Additional paid-in capital	208,349,895	195,203,097
Accumulated other comprehensive loss	(1,840,300)	(1,822,396)
Accumulated deficit	(176,502,748)	(167,908,038)
Total stockholders’ equity	30,034,689	25,499,952
Total liabilities and stockholders’ equity	$100,102,977	$99,370,045

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Statements of Operations (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue:
Subscription	$16,262,921	$14,946,927	$62,636,891	$58,479,139
Professional services	5,621,387	5,686,092	22,529,162	20,596,971
Total revenue	21,884,308	20,633,019	85,166,053	79,076,110
Cost of revenue (1):
Cost of subscription revenue	5,387,445	5,084,777	21,557,794	21,151,419
Cost of professional services revenue	3,865,267	4,193,925	16,593,215	16,590,148
Total cost of revenue	9,252,712	9,278,702	38,151,009	37,741,567
Gross profit	12,631,596	11,354,317	47,015,044	41,334,543
Operating expenses (1):
Sales and marketing	5,505,566	5,482,973	22,949,487	22,526,535
Research and development	3,598,839	3,739,819	14,664,843	14,941,394
General and administrative	5,670,514	4,015,475	21,248,179	15,263,297
Total operating expenses	14,774,919	13,238,267	58,862,509	52,731,226
Loss from operations	(2,143,323)	(1,883,950)	(11,847,465)	(11,396,683)
Interest income	2,080	2,242	8,741	4,806
Interest expense	(307,363)	(225,190)	(1,271,786)	(976,834)
Loss before income taxes	(2,448,606)	(2,106,898)	(13,110,510)	(12,368,711)
Income tax expense	174,067	(297,782)	492,010	608,775
Net loss	$(2,622,673)	$(1,809,116)	$(13,602,520)	$(12,977,486)

Net loss per share:
Basic and diluted	$(0.09)	$(0.07)	$(0.49)	$(0.47)
Weighted-average shares outstanding:
Basic and diluted	28,146,280	27,531,369	27,825,795	27,415,953

(1) Includes stock-based compensation as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of subscription revenue	$139,463	$175,912	$895,477	$767,877
Cost of professional services revenue	97,358	144,249	661,499	549,378
Sales and marketing	257,222	234,681	1,435,055	1,015,307
Research and development	355,690	417,344	2,036,305	1,404,771
General and administrative	1,686,414	826,638	7,246,830	2,340,536
	$2,536,147	$1,798,824	$12,275,166	$6,077,869

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Statements of Cash Flows (Unaudited)

	Year Ended December 31,
	2018	2017
Cash flows from operating activities:
Net loss	$(13,602,520)	$(12,977,486)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,979,615	5,386,789
Bad debt expense	195,372	568,193
Stock-based compensation	12,275,166	6,077,869
Changes in fair value of contingent consideration liability	—	18,525
Accretion of debt discount	35,608	37,884
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	(577,960)	1,615,836
Prepaid expenses and other assets	(881,663)	1,313,029
Accounts payable	(556,039)	(166,898)
Accrued expenses	2,055,400	(2,988,525)
Settlement of contingent accrued compensation related to former ecVision founder	—	(2,366,469)
Other liabilities	215,162	(209,859)
Deferred revenue	(846,843)	3,021,248
Net cash provided by (used in) operating activities	3,291,298	(669,864)
Cash flows from investing activities:
Capital expenditures	(219,945)	(257,893)
Addition of capitalized software development costs	(3,214,896)	(1,458,495)
Cash paid for deposits	(119,036)	(190,752)
Net cash used in investing activities	(3,553,877)	(1,907,140)
Cash flows from financing activities:
Proceeds from revolving line of credit	23,850,000	24,350,000
Payments on revolving line of credit	(23,850,000)	(24,350,000)
Payments on term loan	(750,000)	(656,250)
Debt financing costs	(70,156)	(35,701)
Repayments on capital lease obligations	(1,497,865)	(1,556,097)
Proceeds from the exercise of stock options	872,185	313,695
Contingent consideration related to ecVision acquisition	—	(1,308,525)
Net cash used in financing activities	(1,445,836)	(3,242,878)
Effect of exchange rate on cash, cash equivalents and restricted cash	(137,467)	(227,391)
Net decrease in cash, cash equivalents and restricted cash	(1,845,882)	(6,047,273)
Cash, cash equivalents and restricted cash at beginning of period	9,417,001	15,464,274
Cash, cash equivalents and restricted cash at end of period	$7,571,119	$9,417,001

Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheet:
Cash and cash equivalents	$7,514,719	$9,360,601
Restricted cash in deposits and other assets	56,400	56,400
Total cash, cash equivalents and restricted cash	$7,571,119	$9,417,001

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,236,178	$938,949
Non-cash property and equipment acquired under capital lease	1,145,082	1,936,990
Non-cash property and equipment purchases in accounts payable	136,623	—

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net loss	$(2,622,673)	$(1,809,116)	$(13,602,520)	$(12,977,486)
Depreciation and amortization expense	1,218,133	1,371,549	4,979,615	5,386,789
Interest expense	307,363	225,190	1,271,786	976,834
Interest income	(2,080)	(2,242)	(8,741)	(4,806)
Income tax expense	174,067	(297,782)	492,010	608,775
EBITDA	(925,190)	(512,401)	(6,867,850)	(6,009,894)
Stock-based compensation	2,536,147	1,798,824	12,275,166	6,077,869
Change in fair value of contingent consideration liability	—	—	—	18,525
Adjusted EBITDA	$1,610,957	$1,286,423	$5,407,316	$86,500

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net loss	$(2,622,673)	$(1,809,116)	$(13,602,520)	$(12,977,486)
Stock-based compensation	2,536,147	1,798,824	12,275,166	6,077,869
Change in fair value of contingent consideration liability	—	—	—	18,525
Non-GAAP adjusted net loss	$(86,526)	$(10,292)	$(1,327,354)	$(6,881,092)

Adjusted non-GAAP net loss per share:
Basic and diluted	$0.00	$0.00	$(0.05)	$(0.25)
GAAP Weighted-average shares outstanding:
Basic and diluted	28,146,280	27,531,369	27,825,795	27,415,953

Reconciliation of Loss from Operations to Non-GAAP Adjusted Income (Loss) from Operations (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Loss from operations	$(2,143,323)	$(1,883,950)	$(11,847,465)	$(11,396,683)
Stock-based compensation	2,536,147	1,798,824	12,275,166	6,077,869
Change in fair value of contingent consideration liability	—	—	—	18,525
Non-GAAP adjusted income (loss) from operations	$392,824	$(85,126)	$427,701	$(5,300,289)

Based on information available as of February 11, 2019, the following tables show 2019 GAAP guidance reconciled to non-GAAP guidance for the first quarter and full year 2019 as indicated below (numbers in millions, except per share data):

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations Guidance (Unaudited)

	First Quarter 2019		Full Year 2019
	Low	High	Low	High
Loss from operations	$(2.6)	$(2.0)	$(4.7)	$(1.7)
Stock-based compensation	1.9	1.9	4.7	4.7
Non-GAAP adjusted loss from operations	$(0.7)	$(0.1)	$0.0	$3.0

Reconciliation of Net Loss per Share to Non-GAAP Adjusted Net Loss per Share Guidance (1) (Unaudited)

	First Quarter 2019		Full Year 2019
	Low	High	Low	High
Net loss per share, basic and diluted	$(0.11)	$(0.09)	$(0.22)	$(0.12)
Stock-based compensation	0.07	0.07	0.16	0.16
Non-GAAP adjusted net loss per share, basic and diluted	$(0.04)	$(0.02)	$(0.06)	$0.04

(1) This assumes weighted average shares outstanding - basic	28.3	28.3	29.0	29.0
(1) This assumes weighted average shares outstanding - diluted	28.3	28.3	29.0	32.4

CONTACT:
Investor Relations Contact
Staci Mortenson
ICR
201-806-3663
InvestorRelations@AmberRoad.com

Amber Road Contacts
Annika Helmrich (US & Canada)
+1 201 806 3656
AnnikaHelmrich@AmberRoad.com

Martijn van Gils (Europe & Asia)
+31 858769534
MartijnvanGils@AmberRoad.com